Significant Accounting Policies (Policies)	6 Months Ended
Jun. 30, 2021
Significant Accounting Policies [Abstract]
Revenue Recognition
Revenue Recognition
Demurrage income for the six-month periods ended June 30, 2021 and 2020 was $222 and $306, respectively.
Despatch expense for the six-month periods ended June 30, 2021 and 2020 was $58 and $71, respectively.
Disaggregation of Revenue
The Company disaggregates its revenue from contracts with customers by the type of charter (time and spot charters). The following table presents the Company’s net trade accounts receivable disaggregated by revenue source as at June 30, 2021 and December 31, 2020:

	June 30,	December 31,
	2021	2020
Accounts receivable trade, net from spot charters	362	801
Accounts receivable trade, net from time charters	28	-
Total	390	801

The current portion of Deferred revenue as of June 30, 2021 was $458 under ASC 606 and $5,773 under ASC 842. The non-current portion of Deferred revenue as of June 30, 2021 relates entirely to ASC 842 and is related to scrubber premiums (i.e. increased daily hire rates provided for by the chartering agreements) for scrubber-fitted vessels. Revenue recognized in 2021 from amounts included in deferred revenue at the beginning of the period was $2,515.
The following table presents the Company’s income statement figures derived from spot charters for the period ended June 30, 2021:

June 30, 2021
Vessel revenues, net of commissions	17,139
Voyage expenses	(9,583)
Total	7,556

The following table presents the Company’s income statement figures derived from time charters for the period ended June 30, 2021:

June 30, 2021
Vessel revenues, net of commissions	31,091
Voyage expenses	(984)
Total	30,107

Charterers individually accounting for more than 10% of revenues during the six-month periods ended June 30, 2021 and 2020 were:

Customer	2021	2020
A	27%	15%
B	20%	-
C	13%	16%
D	-	14%
E	-	13%
F	-	10%
G	-	10%
Total	60%	78%

The outbreak of the COVID-19 virus has had a negative effect on the global economy and has adversely impacted the international dry-bulk shipping industry into which the Company operates. As the situation continues to evolve, it is difficult to predict the long-term impact of the pandemic on the industry. As a result, many of the Company’s estimates and assumptions, mainly future revenues for unfixed days, carry a higher degree of variability and volatility. The Company is constantly monitoring the developing situation, as well as its charterers’ response to the severe market disruption and is making necessary precautions to address and mitigate, to the extent possible, the impact of COVID-19 to the Company.

Recent Accounting Pronouncements Adopted and Not Yet Adopted

Recent Accounting Pronouncements – Not Yet Adopted

In January 2021, the FASB issued ASU 2021-01, Reference Rate Reform (Topic 848): Scope. The ASU clarifies that all derivative instruments affected by changes to the interest rates used for discounting, margining or contract price alignment due to reference rate reform are in the scope of ASC 848. As such, entities may apply certain optional expedients in ASC 848 to derivative instruments that do not reference LIBOR or another rate expected to be discontinued as a result of reference rate reform if there is a change to the interest rate used for discounting, margining or contract price alignment. In addition, the ASU clarifies other aspects of the guidance in ASC 848 and provides new guidance on how to address the effects of the cash compensation adjustment that is provided as part of the above change on certain aspects of hedge accounting. The ASU is effective for all entities as of January 7, 2021, allows for retrospective or prospective application with certain conditions, and generally can be applied through December 31, 2022. The Company is currently evaluating the impact this guidance may have on its consolidated financial statements and related disclosures.

In May 2021, the FASB issued ASU 2021-04, Earnings Per Share (Topic 260), Debt — Modifications and Extinguishments (Subtopic 470-50), Compensation — Stock Compensation (Topic 718), and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40): Issuer’s Accounting for Certain Modifications or Exchanges of Freestanding Equity-Classified Written Call Options (a consensus of the FASB Emerging Issues Task Force). The ASU addresses the diversity in practice in an issuer’s accounting for modifications or exchanges of freestanding equity-classified written call options (e.g., warrants) that remain equity classified after modification or exchange. Under the guidance, an issuer determines the accounting for the modification or exchange based on whether the transaction was done to issue equity, to issue or modify debt or for other reasons. The ASU is effective for all entities for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted, but entities need to apply the guidance as of the beginning of the fiscal year that includes the interim period in which they choose to early adopt the guidance. The guidance is applied prospectively to all modifications or exchanges that occur on or after the date of adoption. The Company is currently evaluating the impact this guidance may have on its consolidated financial statements and related disclosures.

In July 2021, the FASB issued ASU No. 2021-05 Leases (Topic 842): Lessors-Certain Leases with Variable Lease Payments. The ASU amends the lessor lease classification guidance in ASC 842 for leases that include any amount of variable lease payments that are not based on an index or rate. If such a lease meets the criteria in ASC 842-10-25-2 through 25-3 for classification as either a sales-type or direct financing lease, and application of the sales-type or direct financing lease recognition guidance would result in recognition of a selling loss, then the amendments require the lessor to classify the lease as an operating lease. For public business entities that have adopted ASC 842 as of July 19, 2021, the amendments in ASU 2021-05 are effective for fiscal years beginning after Dec 15, 2021 and for interim periods within those fiscal years. The Company is currently evaluating the impact this guidance may have on its consolidated financial statements and related disclosures.